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                                                                 Exhibit 12.28.1

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                     COMMON STOCK PURCHASE WARRANT AGREEMENT

                  EMERSON RADIO CORP., a Delaware corporation (the "Company"), hereby certifies that, for value received, LADENBURG THALMANN & CO. INC. or its registered transferees, successors or assigns (each, a "holder"), is the registered holder of warrants (the "Warrants") to subscribe for and purchase 50,000 shares of Common Stock (as adjusted pursuant to Section 3 hereof, the "Shares") of the Company, at a purchase price per share equal to the Warrant Exercise Price (as defined below), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "Grant Date" shall mean as of October 7, 2003, and (c) the term "Warrant" shall be deemed to include any warrant issued upon transfer or partial exercise of this Warrant, unless the context clearly requires otherwise.

                  1. EXERCISE OF WARRANTS. (a) The Warrants may be exercised by the Holder, in whole at any time or in part from time to time, at any time up to October 7, 2008 (the "Expiration Date") at 5:00 p.m. New York City time, when such Warrants shall expire, at an exercise price of $5.00 per share (the "Warrant Exercise Price"). The Holder shall deliver to the Company written notice of the Holder's intent to exercise the Warrants at Nine Entin Road, Parsippany, New Jersey 07054-0430, or at such other address as the Company shall designate in writing to the Holder, together with this Warrant Agreement and a certified or official bank check payable to the order of the Company for the aggregate purchase price of the Shares so purchased. Upon exercise of the Warrants as aforesaid, the Company shall as promptly as practicable, and in any event within 10 days thereafter, execute and deliver to the Holder a certificate or certificates in the name of the Holder for the total number of whole Shares for which the Warrants are being exercised. If the Warrants shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a similar warrant of like tenor and date covering the number of Shares in respect of which the Warrants were not exercised. The Warrants covered by this Warrant Agreement shall lapse and be null and void if not exercised by the Holder on or before 5:00 p.m., New York City time, on the Expiration Date.

                                       1
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                  (b) In lieu of exercising this Warrant in the manner set forth in paragraph 1(a) above, this Warrant may be exercised prior to the Expiration Date by surrender of the Warrant without payment of any other consideration, commission or remuneration, together with the cashless exercise subscription form at the end hereof, duly executed. The number of Shares to be issued in exchange for the Warrant shall be the product of (x) the excess of the market price of the Common Stock on the date of surrender of the Warrant and the exercise subscription form over the Warrant Exercise Price and (y) the number of shares subject to issuance upon exercise of the Warrant, divided by the market price of the Common Stock on such date. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled, rounded down to the nearest whole number of Shares so that no fractional Shares shall be issued, and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, pursuant to the provisions of this Warrant. If the Warrants shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a similar warrant of like tenor and date covering the number of Shares in respect of which the Warrants were not exercised.

                  (c) The market price of Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price of the Common Stock as reported on the American Stock Exchange ("AMEX"), or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not listed on AMEX, the last reported sale price of the Common Stock on such other national securities exchange or market upon which the Common Stock is listed, or, if the Common Stock is not listed on any national securities exchange, on the basis of the average of the closing bid and asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or, if not so quoted, as reported by National Quotation Bureau, Incorporated or a similar organization.

                  2. COVENANTS OF THE COMPANY. The Company covenants and agrees that all the Shares which may be issued upon the exercise of the Warrants represented by this Warrant Agreement will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the Warrants represented by this Warrant Agreement may be exercised, the Company will at all times have authorized and reserved a sufficient number of Shares to provide for the exercise of the Warrants represented by this Warrant Agreement.

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                  3. ADJUSTMENTS OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES.

                  (a) If the Company shall, without the payment of new value, at any time declare a stock dividend on its outstanding shares of Common Stock or effectuate a stock split or reverse stock split, by subdivision or consolidation in any manner, regarding the number of shares of the Common Stock then outstanding into a different number of shares of the Common Stock, with or without par value, then thereafter the number of Shares which the holder shall have the right to purchase (calculated immediately prior to such change), shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of the Common Stock of the Company issued and outstanding by reason of such dividend or change, and the Warrant Exercise Price of the Shares after such change shall in the event of an increase in the number of shares of the Common Stock be proportionately reduced, and in the event of a decrease in the number of shares of the Common Stock be proportionately increased.

                  (b) No adjustment in the Warrant Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this sub-section (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this sub-section
(b)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Warrant Exercise Price, in addition to those required by this
Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

                  (c) Notwithstanding anything herein to the contrary, for purposes of this Section 3, the Holder agrees that no adjustment shall be made to the Warrant Exercise Price or the number of Shares issuable upon the exercise of this Warrant Agreement upon issuance of Common Stock (or any other securities) of the Company for any purposes other than as set forth in Sections 3(a) and 4 herein.

                  4. SURVIVAL IN THE EVENT OF MERGERS AND REORGANIZATIONS. In the event of the reclassification or change in the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend), or in the event of a sale of all or substantially all of the assets of the Company, or in the event of any consolidation of the Company with, or merger of the Company into, another corporation, the Company, or such successor corporation, as the case may be, shall provide that, the Holder shall thereafter be entitled to purchase the kind and amount of shares of stock and other

                                       3
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securities and property receivable upon such reclassification, change, consolidation, sale, or merger by a holder of the number of Shares which this Warrant Agreement entitled the holder thereof to purchase immediately prior to such reclassification, change, consolidation, sale, or merger. Such corporation, which thereafter shall be deemed to be the Company for purposes of this Warrant Agreement, shall provide for adjustments, if any, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant Agreement.

                  5. SALE OF ASSETS, DISSOLUTION. Notwithstanding paragraph 4 hereof, in the event of a sale of all or substantially all the assets of the Company, or in the event of any distribution of all or substantially all of its assets in dissolution or liquidation, or in the event of any other distribution or dividend (other than cash dividends) or other event described in Section 4, the Company shall mail notice thereof by registered mail to the Holder and shall make no distribution to the stockholders of the Company until the expiration of 10 days from the date of mailing of the aforesaid notice; provided, however, that in any such event, if the Holder shall not exercise the Warrants within 10 days from the date of mailing such notice, all rights herein granted and not so exercised within such 10 day period shall thereafter become null and void. The Company shall not, however, be prevented from consummating any such merger, consolidation, sale or distribution without awaiting the expiration of such 10 day period, it being the intent and purpose hereof to enable the Holder, upon exercise of the Warrants, to participate in the distribution of the consideration to be received by the Company upon any such merger, consolidation, or sale or in the distribution of assets upon any dissolution or liquidation or in the event of any other distribution or dividend (as provided above).

                  6. NO FRACTIONAL SHARES. The number of Shares subject to issuance upon the complete exercise of the Warrants shall be rounded down to the nearest whole number of Shares so that no fractional Shares shall be issued upon the complete exercise of the Warrants. The Holder shall not be entitled to receive any compensation or property for such fractional Share to which it may have been entitled to in the absence of this provision.

                  7. NOTICES. If there shall be any adjustment in accordance with this Warrant Agreement, or if securities or property other than Shares of the Company shall become purchasable in lieu of Shares upon exercise of the Warrants, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder at its address shown on the books of the Company, which notice shall be accompanied by a certificate of either independent public accountants of recognized standing or the Chairman, President, or any Vice President of the Company setting forth in reasonable detail the basis for the Holder becoming entitled to purchase such Shares and the number of Shares which may be purchased and the exercise price thereof, or the facts requiring any such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of the Warrants, as the case may be.

                  8. TAXES. The issue of any stock or other certificate upon the exercise of the Warrant shall be made without charge to the Holder for any stamp, duty, excise, or


                                       4
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similar tax (but not including the Holder's income or similar taxes) in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, as the registered holder of this Warrant Agreement, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  9. LIMITED TRANSFERABILITY. This Warrant is not transferable or assignable by the Holder except (i) to Ladenburg Thalmann & Co. Inc., any successor firm or corporation of Ladenburg Thalmann & Co. Inc., (ii) to any of the officers of Ladenburg Thalmann & Co. Inc. or of any such successor firm, or
(iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose. The Company may treat the registered holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants will be dated the same date as this Warrant.

                  10. WARRANT HOLDER NOT STOCKHOLDER. This Warrant Agreement does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof as provided herein.

                  11. INVESTMENT REPRESENTATIONS. The Holder, by acceptance hereof, and with reference to the Warrants and the Shares issuable upon exercise of the Warrants, represents and warrants that:

                  (a) The Holder is acquiring such securities for investment purposes only, for its own account, and not with a view toward resale or other distribution thereof, and has no present intention of selling or otherwise disposing of such securities.

                  (b) The Holder is aware that the offer and sale of the securities have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or any state securities law, that upon exercise of the Warrants, the Shares must be held indefinitely unless they are subsequently registered or an exemption from such registration is available and that the Company is under no obligation to register the offer and sale of the Shares under the Securities Act or any applicable state securities laws, except as otherwise set forth in Section 13 hereof.

                  (c) The Holder acknowledges that the Warrants may not be made subject to a security interest, pledged, hypothecated, sold, or otherwise transferred in the absence of an effective registration statement for such Warrants under the Securities Act

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and such applicable state securities laws or there is an applicable exemption therefrom. The Holder further acknowledges that, unless the offer and sale of the Shares issuable upon exercise of the Warrants have been registered under the Securities Act, the Shares issued upon the exercise of the Warrants shall be restricted in the same manner and to the same extent as the Warrants and the certificates representing such Shares shall bear the following legend:

                  "THESE SHARES OF COMMON STOCK HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933
                  OR ANY OTHER SECURITIES LAWS. SUCH
                  SECURITIES MAY NOT BE OFFERED FOR SALE,
                  SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED
                  IN THE ABSENCE OF (1) AN EFFECTIVE
                  REGISTRATION STATEMENT COVERING SUCH
                  SECURITIES UNDER THE SECURITIES ACT OF 1933
                  AND ANY OTHER APPLICABLE SECURITIES LAWS, OR
                  (2) AN OPINION OF COUNSEL REASONABLY
                  SATISFACTORY TO THE COMPANY THAT SUCH
                  REGISTRATION IS NOT REQUIRED."

                  In making the above representations and warranties, the Holder intends that the Company rely thereon and understands that, as the result of such reliance, such securities are not being registered under the Securities Act or any applicable state securities laws in reliance upon the applicability of certain exemptions relating to transactions not involving a public offering.

                  12. LOST WARRANTS. In case this Warrant Agreement shall be mutilated, lost, stolen, or destroyed, the Company will issue a new Warrant Agreement of like date, tenor, denomination and terms and conditions, and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant Agreement, or in lieu of any Warrant Agreement lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant Agreement, and upon receipt of indemnity satisfactory to the Company.

                  13.  REGISTRATION RIGHTS.

                  (a) The Company agrees that if at any time hereafter the Company proposes to file with the Securities and Exchange Commission (the "Commission") a registration statement ("Registration Statement") under the Securities Act on a form suitable for registering the Shares issuable upon exercise of the Warrants (other than on Form S-4, S-8, or comparable registration statement; other than any registration statement which has been declared effective by the Commission prior to the date hereof or has been filed with the Commission prior to the date hereof but has not yet been declared effective), it will give written notice to such effect to the Holder, at least 30 days prior to such filing, and, at the written request of the Holder, made within 10 days after the receipt of such notice, will include therein at the Company's cost and expense (except for the fees and expenses of counsel to the Holder and underwriting discounts and commissions attributable to the Shares of Warrant Common Stock (as defined below)

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included therein) such number of Shares of Warrant Common Stock held by the
Holder as it shall request. If the registration is an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their good faith opinion, based upon market conditions, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Warrant Common Stock (as hereinafter defined) requested to be included in such registration and any other securities requested to be included in such registration pursuant to contractual arrangements between Company and such other security holders ("Registration Rights Holders"), pro rata among the holders of the Warrant Common Stock and the Registration Rights Holders on the basis of the number of securities requested to be included in such registration by such holders and the Registration Rights Holders, and (iii) third, other securities requested to be included in such registration. The Company, at its own expense, will use its commercial reasonable efforts to file and seek the effectiveness of such Registration Statement with the Commission and will cause the prospectus included in such Registration Statement to meet the requirements of the Securities Act necessary to effect the sale of the Shares included at the request of the Holder and keep such Registration Statement effective for a period of 180 days thereafter. The term "Warrant Common Stock" shall mean the Shares issuable and issued pursuant to this Warrant Agreement and all other Warrants originally granted to Ladenburg and/or its employees or consultants as contemplated herein and pursuant to all Warrants issued upon transfer, division, or combination of, or in substitution for, any thereof.

                  (b) The Company promptly shall notify the Holder, as a participating holder of Warrant Common Stock, of the occurrence of any event as a result of which any prospectus included in a registration statement filed pursuant to this Section 13 includes any misstatement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Company's obligations under this Section 13 with respect to the Holder, as the holder of Warrant Common Stock, are expressly conditioned upon the Holder promptly, completely, and accurately furnishing to the Company in writing such information concerning the Holder and the terms of the Holder's proposed offering as the Company shall request for inclusion in the Registration Statement.

         14.  INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless each selling holder of shares of Warrant Common Stock and each person who controls any such selling holder within the meaning of Section 15 of the Securities Act, and each and all of them, from and against any and all losses, claims, damages, liabilities or actions, joint or several, to which any selling holder of shares of Warrant Common Stock or they or any of them may become subject under the Securities Act or otherwise and to reimburse the persons indemnified above for any legal or other expenses (including the reasonable cost of any

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investigation and preparation) incurred by them in connection with any litigation or threatened litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which shares of Warrant Common Stock were registered under the Securities Act (hereinafter called a "Registration Statement"), any preliminary prospectus, the final prospectus or any amendment or supplement thereto (or in any application or document filed in connection therewith) or document executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the shares of Warrant Common Stock under the securities laws thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this sub-section (a) shall not extend to any selling holder of shares of Warrant Common Stock in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was based upon and made in conformity with information furnished in writing to the Company by a selling holder of shares of Warrant Common Stock specifically for use in connection with the preparation of such Registration Statement, any final prospectus, any preliminary prospectus or any such amendment or supplement thereto. The Company agrees to pay any reasonable legal and other expenses for which it is liable under this sub-section (a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

         (b) Each selling holder of shares of Warrant Common Stock, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from the Company, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from such Registration Statement, any final prospectus, any preliminary prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such selling holder specifically for use in connection with the preparation of the Registration Statement, any final prospectus or the preliminary prospectus or any such amendment or supplement thereto; provided, however, that the obligation of any holder of shares of Warrant Common Stock to indemnify the Company under the provisions of this sub-section (b) shall be limited to the product of the number of shares of Warrant Common Stock being sold by the selling holder and the market price of the Common Stock on the date of the sale to the public of these shares of Warrant Common Stock. Each selling holder of shares of Warrant Common Stock agrees to pay any legal and other expenses for which it is liable under this sub-section (b) from time to time (but not more frequently than monthly) within 30 days after receipt of a bill therefor.

         (c) If any action is brought against a person entitled to indemnification pursuant to the foregoing Sections 14(a) or (b) (an "indemnified party") in respect of which

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indemnity may be sought against a person granting indemnification (an
"indemnifying party") pursuant to such Sections, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party otherwise than on account of the indemnity agreement contained in sub-sections (a) or (b) of this Section 14, except to the extent that such failure or delay in providing notice of an indemnifiable claim shall have materially prejudiced the defense of such indemnifiable claim. In case any such action is brought against an indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein at its own expense and, to the extent that it may wish, to assume at its own expense the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties, and (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense at the expense of the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 14 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with proviso (i) to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for this Section 14 is unavailable in accordance with its terms, the Company and the selling holder of shares of Warrant Common Stock shall contribute to the aggregate losses, claims, damages and liabilities, of the nature contemplated by said indemnity agreement, incurred by the Company and the selling holder of shares of Warrant Common Stock, in such proportions as is appropriate to reflect the relative benefits received by the Company and the selling holder of shares of Warrant Common Stock from any offering of the shares of Warrant Common Stock; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under sub-section (c) of this Section

14, then the relative fault of the Company and the selling holder of shares of Warrant Common Stock in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits.

         (e) The respective indemnity and contribution agreements by the Company and the selling holder of shares of Warrant Common Stock in sub-sections (a),
(b), (c) and (d) of this Section 14 shall remain operative and in full force and effect regardless of (i) any investigation made by any selling holder of shares of Warrant Common Stock or by or on behalf of any person who controls such selling holder or by the Company or any controlling person of the Company or any director or any officer of the company, (ii) payment for any of the shares of Warrant Common Stock, or (iii) any termination of this Agreement, and shall survive the delivery of the shares of Warrant Common Stock, and any successor of the Company, or of any selling holder of shares of Warrant Common Stock, or of any person who controls the Company or of any selling holder of shares of Warrant Common Stock, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the selling holder of shares of Warrant Common Stock contained in sub-sections (a), (b), (c) and (d) of this
Section 14 shall be in addition to any liability which the Company and the selling holder of shares of Warrant Common Stock may otherwise have.

         15. APPLICABLE LAW. This Warrant Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement effective as of the day and year first above written.

                                    EMERSON RADIO CORP.

                                    By:
                                        -----------------------------------
                                        (Name)    (Title)



                                    LADENBURG THALMANN & CO., INC.

                                    By:
                                        ---------------------------
                                        (Name)    (Title)

                               NOTICE OF EXERCISE

To: Emerson Radio Corp.

1. The undersigned hereby elects to purchase _____ shares of Common Stock of ______________________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


-------------------------------
           (Name)


-------------------------------
          (Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

------------------------------- (Signature)
------------------------ (Date)

4. Please issue a new Warrant of equivalent form and tenor for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

-------------------------------

Date:
      -------------------------

(Warrantholder)
                -------------------------
Name: (Print)
              ---------------------------
                                                                      Its:
                                                                           -----

                 SUBSCRIPTION FOR CASHLESS WARRANT SUBSCRIPTION


         The undersigned, _____________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe to that number of shares of the Common Stock as are issuable in accordance with the formula set forth in paragraph 1(b) of the Warrant, and makes payment therefor in full by surrender and delivery of this Warrant.


Dated:                                       Signature:

                                             Address:



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
                                   ASSIGNMENT

         FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers
unto            the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________, attorney, to transfer said Warrant on the books of _______________.


Dated:                                            Signature:

                                              Address:

                               PARTIAL ASSIGNMENT


         FOR VALUE RECEIVED, _____________ hereby assigns and transfers unto ___________ the right to purchase ____________ shares of the Common Stock of
____________ by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________, attorney, to transfer that part of said Warrant on the books of
______________.



Dated:                                              Signature:

                                              Address:


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